As filed with the Securities and Exchange Commission on May 13, 2005

                                                      Registration No. 333-

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________
                                    Form S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
                             _______________________

     New York                    Corning, New York      14831      16-0393470
(State or other jurisdiction of (Address of principal (Zip Code)(I.R.S. Employer
incorporation or organization)    executive offices)             Identification
                                                                      No.)

                             1994 STOCK OPTION PLAN
                             1998 STOCK OPTION PLAN
                            1998 INCENTIVE STOCK PLAN
                             2000 STOCK OPTION PLAN
                            2000 INCENTIVE STOCK PLAN
                             2005 STOCK OPTION PLAN
                            2005 INCENTIVE STOCK PLAN
                            (Full title of the plans)

                            _________________________

                                William D. Eggers
                    Senior Vice President and General Counsel
                              Corning Incorporated
                             Corning, New York 14831
                                 (607) 974-5656
            (Name, address and telephone number of agent for service)
                            ________________________

                         CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------
                                          Proposed Maximum    Proposed Maximum      Amount of
Title of Securities     Amount Being       Offering Price         Aggregate       Registration
Being Registered         Registered           Per Share       Offering Price(2)       Fee
------------------------------------------------------------------------------------------------

Common Stock
Par Value
$.50 per share. . . 91,000,000 shares(1)      $ 14.44        $ 1,314,040,000       $ 154,663
_______________________________________________________________________________________________


(1) The number of shares of Common Stock stated above consists of the aggregate number of additional shares not previously registered which may be issued under the Plans. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended, to the extent additional shares of our Common Stock may be issued or issuable as a result of a stock split or other distribution declared at any time while this Registration Statement is in effect, this registration statement is hereby deemed to cover all such additional shares of Common Stock.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and 457(h)(i). The proposed maximum aggregate offering price is based upon the average of the high and low prices of the common stock on the New York Stock Exchange as reported in the consolidated transaction reporting system on May 6, 2005.

     In  accordance  with  Rule  429,  the  Prospectus  which  relates  to  this
registration   statement  is  a  combined   Prospectus  which  also  relates  to
Registration Statement Nos. 33-58193, 333-61983 and 333-60480.

                              EXPLANATORY STATEMENT

     A total of 150,000,000 shares of the Common Stock, par value $.50 per share, of the registrant, Corning Incorporated, a New York corporation (the "Company"), were registered pursuant to a Registration Statement on Form S-8, File No. 333-60480, to be issued in connection with the Company's 2000 Stock Option Plan and 2000 Incentive Stock Plan (the "2000 Plans"). Of such shares, options covering 24,000,000 with respect to which a registration fee of $6,000 has been paid, have not been granted under the 2000 Plans and, pursuant to Instruction E to Form S-8, such shares are carried forward to, and deemed covered by, the Registration Statement on Form S-8 filed on or about the date hereof in connection with the Company's 2005 Stock Option Plan and its 2005 Incentive Stock Plan. Also pursuant to Instruction E to Form S-8, the filing fee is being paid only with respect to the shares of Common Stock not previously registered.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

     The following documents filed with the Securities and Exchange Commission (the "Commission") (File No. 1-3247) are incorporated herein by reference:

     1. The Annual Report on Form 10-K for the fiscal year ended December 31, 2004, of Corning Incorporated ("Corning" or the "Company").

     2. All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 2004, consisting of the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2005; Current Reports on Form 8-K filed January 11, 2005, January 25, 2005, January 26, 2005, February 4, 2005, February 8, 2005, March 17,
          2005, April 18, 2005, April 26, 2005, April 28, 2005 and May 10, 2005;
          Current Reports on Form 8-K filed on May 2, 2005 and Current Report on Form 8-K/A filed on May 2, 2005.

     3. The Registration Statement on Form 8-A filed by the Company on July 11, 1996 which contains a description of the Company's Preferred Share Purchase Rights Plan.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective Amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4. Description of Securities

     Not Applicable

Item 5. Interests of Named Experts and Counsel

     The validity of the securities has been passed upon by William D. Eggers, Senior Vice President and General Counsel for the Company. Mr. Eggers beneficially owns Common Stock and options to purchase Common Stock of the Company granted under the Plans.

Item 6. Indemnification of Directors and Officers

     Under the New York Business Corporation Law ("NYBCL"), a corporation may indemnify its directors and officers made, or threatened to be made, a party to any action or proceeding, except for stockholder derivative suits, if such director or officer acted in good faith, for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to, the best interests of the corporation, and, in criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. In the case of stockholder derivative suits, the corporation may indemnify a director or officer if he or she acted in good faith for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to the best interests of the corporation, except that no indemnification may be made in respect of (i) a threatened action, or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which such person has been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

     Any person who has been successful on the merits or otherwise in the defense of a civil or criminal action or proceeding will be entitled to indemnification. Except as provided in the preceding sentence, unless ordered by a court pursuant to the NYBCL, any indemnification under the NYBCL pursuant to the above paragraph may be made only if authorized in the specific case and after a finding that the director or officer met the requisite standard of conduct by (i) the disinterested directors if a quorum is available, (ii) the board upon the written opinion of independent legal counsel or (iii) the stockholders.

     The indemnification described above under the NYBCL is not exclusive of other indemnification rights to which a director or officer may be entitled, whether contained in the certificate of incorporation or by-laws or when authorized by (i) such certificate of incorporation or by-laws, (ii) a resolution of stockholders, (iii) a resolution of directors or (iv) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

     The  foregoing  statement  is  qualified  in its  entirety by  reference to
Section 715, 717 and 721 through 725 of the NYBCL.

     Article VIII of the registrant's By-Laws provides that the registrant shall indemnify each director and officer against all costs and expenses actually and reasonably incurred by him in connection with the defense of any claim, action, suit or proceeding against him by reason of his being or having been a director or officer of the registrant to the full extent permitted by, and consistent with, the NYBCL.

     The directors and officers of the registrant are covered by insurance policies indemnifying them against certain liabilities, including certain liabilities under the Securities Act, which might be incurred by them in such capacities.

Item 7. Exemption From Registration Claimed

     Not Applicable

Item 8. List of Exhibits

5.1  Opinion of Counsel.

23.1 Consent of Counsel (included in Exhibit 5.1).

23.2 Consent of PricewaterhouseCoopers LLP.

24.1 Powers of Attorney.

Item 9. Undertakings

(a) The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.


                                      11-2

          (iii)To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     Provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)  To  remove  from   registration  by  means  of  a  post-effective
               amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Corning Incorporated, a New York corporation, certifies that it has reasonable grounds to believe it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corning, State of New York, on the 13th day of May, 2005.


                                       CORNING INCORPORATED (Registrant)


                                       By     /S/  WILLIAM D. EGGERS
                                       ----------------------------------------
                                       William D. Eggers, Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on May 13th, 2005 by the following persons in the capacities indicated:

         Signature                        Capacity
         ---------                        ---------

     /S/  WENDELL P. WEEKS                President, Chief
     -------------------------            Executive Officer and Director
         (Wendell P. Weeks)               (Principal Executive Officer)


     /S/  JAMES B. FLAWS                  Vice Chairman, Chief
     -------------------------            Financial Officer and Director
         (James B. Flaws)                 (Principal Financial Officer)


     /S/  KATHERINE A . ASBECK            Senior Vice President and Controller,
     --------------------------           (Principal Accounting Officer)
         (Katherine A. Asbeck)

                        *                 Chairman of the Board
     --------------------------
         (James R. Houghton)

                        *                 Director
     --------------------------
         (John Seely Brown)

                        *                 Director
     --------------------------
         (Gordon Gund)

                        *                 Director
     ---------------------------
         (John M. Hennessy)

                        *                 Director
     ---------------------------
         (Jeremy R. Knowles)

                        *                 Director
     ---------------------------
         (James J. O'Connor)

                        *                 Director
     ---------------------------
         (Deborah D. Rieman)

         Signature                         Capacity
         ---------                         --------

                        *                  Director
     ---------------------------
         (H. Onno Ruding)


                        *                  Director
     ---------------------------
         (Eugene C. Sit)


                        *                  Director
     ---------------------------
         (William D. Smithburg)


                        *                  Director
     ---------------------------
         (Hansel E. Tookes II)


                        *                  Director
     ---------------------------
         (Peter F.Volanakis)





  *By /S/  WILLIAM D. EGGERS
  ------------------------------
       (William D. Eggers)
        Attorney-in-fact

                                  EXHIBIT INDEX



Exhibit                                                                Page
Number           Description                                          Number
------           -----------                                          ------

5.1              Opinion of Counsel
23.1             Consent of Counsel (included in Exhibit 5.1)
23.2             Consent of PricewaterhouseCoopers LLP
24.1             Powers of Attorney



                                      11-6

                                                        EXHIBIT 5.1

                        [Corning Incorporated Letterhead]

                                                        May 13, 2005

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Dear Sirs:

     I am Senior Vice President and General Counsel of Corning Incorporated (the "Company") and am familiar with the preparation and filing of a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended, with respect to an aggregate of 91,000,000 shares of the Company's Common Stock, $.50 par value, which may be issued or sold by the Company pursuant to its 2005 Stock Option Plan and 2005 Incentive Stock Plan (the "Plans") described in the Registration Statement.

     In this connection, I have examined the originals, or copies certified to my satisfaction, of such corporate records of the Company, certificates of public officials and officers of the Company, and other documents as I deemed pertinent as a basis for the opinions hereinafter expressed.

     Based upon the foregoing, and having regard for such legal considerations as I have deemed relevant, I am of the opinion that the shares of the Company's Common Stock to be issued by the Company pursuant to the Plans, have been duly authorized, and upon issuance, delivery and payment therefore in accordance with the terms of the Plans, will be validly issued, fully paid and non-assessable.

     My opinion expressed above is limited to the laws of the state of New York.

     I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement referred to above and further consent to the use of my name in "Interests of Named Experts and Counsel" in the Registration Statement.

                                                        Very truly yours,

                                                        /S/  WILLIAM D. EGGERS

                                                        EXHIBIT 23.2



            Consent of Independent Registered Public Accounting Firm


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 22, 2005 relating to the financial statements, financial statement schedule, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in Corning Incorporated's Annual Report on Form 10-K for the year ended December 31, 2004.

/S/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
New York, New York

May 13, 2005

                                                      EXHIBIT 24.1

                              CORNING INCORPORATED

                           __________________________

                                POWER OF ATTORNEY

                           __________________________


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2004, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd of February, 2005.




                                                         /s/  John Seely Brown
                                                         ----------------------
                                                              John Seely Brown

                                                     EXHIBIT 24.1

                              CORNING INCORPORATED

                           __________________________

                                POWER OF ATTORNEY

                           __________________________


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2004, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd of February, 2005.



                                                       /s/ Gordon Gund
                                                       ------------------------
                                                       Gordon Gund

                                                     EXHIBIT 24.1

                              CORNING INCORPORATED

                           __________________________

                                POWER OF ATTORNEY

                           __________________________


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2004, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd of February, 2005.



                                                       /s/ John M. Hennessy
                                                       ------------------------
                                                       John M. Hennessy

                                                      EXHIBIT 24.1

                              CORNING INCORPORATED

                           __________________________

                                POWER OF ATTORNEY

                           __________________________


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2004, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd of February, 2005.



                                                      /s/ James R. Houghton
                                                      --------------------------
                                                      James R. Houghton

                                                      EXHIBIT 24.1

                              CORNING INCORPORATED

                           __________________________

                                POWER OF ATTORNEY

                           __________________________


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2004, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd of February, 2005.




                                                       /s/ James J. O'Connor
                                                       ------------------------
                                                       James J. O'Connor

                                                      EXHIBIT 24.1

                              CORNING INCORPORATED

                           __________________________

                                POWER OF ATTORNEY

                           __________________________


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2004, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd of February, 2005.




                                                       /s/ Jeremy R. Knowles
                                                       -------------------------
                                                       Jeremy R. Knowles

                                                      EXHIBIT 24.1


                              CORNING INCORPORATED

                           __________________________

                                POWER OF ATTORNEY

                           __________________________


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2004, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd of February, 2005.




                                                     /s/ Deborah D. Rieman
                                                     --------------------------
                                                     Deborah D. Rieman

                                                    EXHIBIT 24.1


                              CORNING INCORPORATED

                           __________________________

                                POWER OF ATTORNEY

                           __________________________


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2004, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd of February, 2005.




                                                       /s/ H. Onno Ruding
                                                       ------------------------
                                                       H. Onno Ruding

                                                      EXHIBIT 24.1

                              CORNING INCORPORATED

                           __________________________

                                POWER OF ATTORNEY

                           __________________________


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2004, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2005.




                                                         /s/ Eugene C. Sit
                                                         ----------------------
                                                         Eugene C. Sit

                                                      EXHIBIT 24.1

                              CORNING INCORPORATED

                           __________________________

                                POWER OF ATTORNEY

                           __________________________


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2004, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd of February, 2005.




                                                 /s/ William D. Smithburg
                                                 ------------------------------
                                                 William D. Smithburg

                                                   EXHIBIT 24.1

                              CORNING INCORPORATED

                           __________________________

                                POWER OF ATTORNEY

                           __________________________


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2004, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd of February, 2005.




                                                   /s/ Peter F. Volanakis
                                                   ----------------------------
                                                   Peter F. Volanakis

                                                   EXHIBIT 24.1

                              CORNING INCORPORATED

                           __________________________

                                POWER OF ATTORNEY

                           __________________________


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2004, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd of February, 2005.



                                                   /s/ Hansel E. Tookes II
                                                   ----------------------------
                                                   Hansel E. Tookes II